INDUSTRIAL SPACE LEASE

                               THE CORPORATE WOODS

                             VERNON HILLS, ILLINOIS


LANDLORD:               AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO,
                        ILLINOIS, not personally but as Trustee under Trust
                        Agreement No. 64661 dated June 17, 1985


TENANT:                 G & R TECHNOLOGIES


LEASED PREMISES:        980 CORPORATE WOODS PARKWAY
                        VERNON HILLS, ILLINOIS


LEASE PREPARED BY:      Gould & Ratner
                        222 North LaSalle Street
                        Chicago, Illinois 60601

      THIS LEASE is made this 13th day of November, 1991, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY, ILLINOIS, not personally but as Trustee under Trust Agreement No. 64661 dated June 17, 1985 (hereinafter sometimes referred to as "Landlord"), and G & R TECHNOLOGIES (hereinafter sometimes referred to as "Tenant") covenant and agree as follows:

             I. GRANT, TERM, DEFINITIONS AND BASIC LEASE PROVISIONS

      1.0 Grant. Landlord, for and in consideration of the rents herein reserved and of the covenants and agreements herein contained on the part of the Tenant to be performed, hereby leases to Tenant, and Tenant hereby lets from Landlord, premises known as 980 Corporate Woods Parkway, Vernon Hills, Illinois, consisting of approximately 10,526 square feet, being a part of the real estate commonly known as Lot 950-990 Corporate Woods Parkway, The Corporate Woods, Vernon Hills, Illinois, (hereinafter sometimes referred to as the "Real Estate"), which premises are designated as Unit H on the floor plan attached hereto as Exhibit A, together with all improvements now located or to be located on said premises during the term of this Lease, together with all appurtenances belonging to or in any way pertaining to the said premises (such premises, improvements and appurtenances hereinafter sometimes jointly or severally, as the context requires, referred to as "Leased Premises").

      1.1 Term. The term of this Lease shall commence on February 1, 1992 (hereinafter sometimes referred to as "Commencement Date") and shall end on January 31, 1997, unless sooner terminated as herein set forth.

      1.2 Tenant's Pro Rata Share. As used in this Lease, the term "Tenant's Pro Rata Share" shall be 12 and 10/100ths percent (12.10%).

      1.3 Agent. As used in this Lease, the term "Agent" shall mean the agent of Landlord (but if Landlord is an Illinois land trust, the term "Agent" shall mean the agent of the beneficiary or beneficiaries of Landlord). Until otherwise designated by notice in writing from Landlord, Agent shall be Van Vlissingen and Co. Tenant may rely upon any consent or approval given in writing by Agent or upon notice from Agent or from the attorneys for Agent or Landlord.

      1.4 Basic Lease Provisions.

      (a) Purpose (See Section 3.0): Office/Warehousing facilities for electronics and computer equipment, laboratory supplies and equipment, accessories and directly related uses.

      (b)   Rent (See Section 4.0):

                                                         Monthly
                  Period             Annual Rent      Installments

            02/01/92 - 03/31/92      $ 91,786.68       $ 7,648.89
            04/01/92 - 01/31/93      $ 95,613.48       $ 7,967.79
            02/01/93 - 01/31/94      $ 96,990.36       $ 8,082.53
            02/01/94 - 01/31/95      $ 98,387.76       $ 8,198.98
            02/01/95 - 01/31/96      $ 99,806.16       $ 8,317.18
            02/01/96 - 01/31/97      $101,246.92       $ 8,437.16

      (c)   Payee (See Section 4.0): Corporate Woods Associates

      (d) Payee's Address (See Section 4.0): c/o Van Vlissingen & Co. One Overlook Point, Lincolnshire Corporate Center
            Lincolnshire, Illinois 60069

      (e)   Base Impositions (See Section 5.0): $0

      (f) Form of Insurance (See Section 6.1): The insurance specified in subsections 6.0(a) and (c) of this Lease shall insure Landlord, Landlord's beneficiaries and respective agents (including Agent), in addition to Tenant.

      (g)   Base Insurance Premium (See Section 6.3): $0

      (h)   Monitoring Service Charge (See Section 6.4): |X| YES |_| NO

      (i)   Water and Sewerage Charge (See Section 12.0): |X| YES |_| NO

      (j)   Security Deposit (See Section 19.0): See Addendum (Section 22.0)

      (k)   Tenant's Address (for notices) (See Section 20.4): At the Premises

      (1) Landlord's Address (for notices) (See Section 20.4): One Overlook Point, Lincolnshire Corporate Center, Lincolnshire, Illinois 60069.

      (m)   Brokers (See Section 20.12): Van Vlissingen and Co.

      (n)   Number of Parking Spaces (see Section 20.16): 30

      (o)   Guarantor's Name and Address (See Separate Guaranty): N/A

                                 II. POSSESSION

      2.0 Possession. Except as otherwise expressly provided herein (or by written instrument signed by Landlord or Agent), Landlord shall deliver possession of the Leased Premises to Tenant on or before the Commencement Date in their condition as of the execution and delivery hereof, reasonable wear and tear excepted. If Landlord gives possession prior to the Commencement Date, such occupancy shall be subject to all the terms and conditions of this Lease (except that Tenant shall not be required to pay rent, under Section 4.0 hereof, during such occupancy). If Landlord shall be unable to deliver possession of the Leased Premises on the Commencement Date by reason of the fact that work required to be done by Landlord hereunder, if any, has not been completed for any reason, because a prior tenant has failed to deliver up possession of the Leased Premises or for any other cause beyond the control of Landlord, Landlord shall not be subject to any liability for the failure to give possession on said date, nor shall the validity of this Lease or the obligations of Tenant hereunder be in any way affected. Under such circumstances, unless the delay is the fault of Tenant, rent and other charges hereunder shall not commence until the later of the date possession of the Leased Premises is given or the Commencement Date.

                                  III. PURPOSE

      3.0 Purpose. The Leased Premises shall be used and occupied only for the purpose set forth in Section 1.4(a).

      3.1 Uses Prohibited. Tenant will not permit the Leased Premises to be used in any manner which would render the insurance thereon void or the insurance risk more hazardous. Tenant shall not use or occupy the Leased Premises, or permit the Leased Premises to be used or occupied, contrary to any statute, rule, order, ordinance, requirement or regulation applicable thereto; or in any manner which would violate any certificate of occupancy affecting the same or the Declarations of Protective Covenants; or which would cause structural injury to the improvements; or cause the value or usefulness of the Leased Premises, or any part thereof, to diminish; or which would constitute a public or private nuisance or waste.

      3.2 Prohibition of Use. If the use of the Leased Premises should at any time during the Lease term be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Leased Premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected.

      3.3 Environmental Matters. In the event Tenant shall conduct or authorize the generation, transportation, storage, treatment, or disposal at the Leased Premises of any substance regulated under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act and all other federal, state, and local laws relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases,


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

or threatened releases of industrial, toxic, or hazardous substances or wastes of other pollutants, contaminants, petroleum products or chemicals (collectively "Hazardous Substances") into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Substances (the "Environmental Laws"):

            (a) Tenant shall, at its own cost, comply with all Environmental
      Laws.

            (b) Tenant shall promptly provide Landlord with copies of all communications, permits, or agreements with any governmental authority or agency (federal, state, or local) or any private entity relating in any way to the presence, release, threat of release, placement on or in the Leased Premises, or the generation, transportation, storage, treatment, or disposal at the Leased Premises, of any Hazardous Substance.

            (c) Landlord and Landlord's agents and employees shall have the right to enter the Leased Premises and/or conduct appropriate tests for the purposes of ascertaining that Tenant complies with all Environmental Laws relating in any way to the presence of Hazardous Substances on the Leased Premises.

            (d) Upon written request by Landlord, Tenant shall provide Landlord with the results of appropriate tests of air, water, or soil to demonstrate that Tenant complies with all Environmental Laws relating in any way to the presence of Hazardous Substances on the Leased Premises.

      If, as a result of Tenant's action, or the actions of Tenant's agents, employees, guests, invitees, or independent contractors, the presence, release, threat of release, placement on or in the Leased Premises, or the generation, transportation, storage, treatment, or disposal at the Leased Premises of any Hazardous Substance: (i) gives rise to liability (including, but not limited to, a response action, remedial action, or removal action) under RCRA, CERCLA, the IEPA, or any common law theory based on nuisance or strict liability, (ii) causes a significant public health effect, or (iii) pollutes or threatens to pollute the environment, Tenant shall promptly take any and all remedial and removal action necessary to clean up the Leased Premises and mitigate exposure to liability arising from the Hazardous Substance, whether or not required by law.

      Tenant hereby represents that the intended operation of Tenant's business on the Leased Premises is not currently subject to reporting under Section 312 of the Federal Emergency Planning and Community Right-to-Know Act of 1986, and federal regulations promulgated thereunder, and in the event Tenant's business at any time becomes subject to the afore-described Act and regulations Tenant shall fully comply therewith and shall promptly provide Landlord with copies of all reporting materials filed or submitted under such Act and regulations.

      Tenant shall indemnify, defend, and hold Landlord harmless from all damages, costs, losses, expenses (including, but not limited to, actual attorneys' fees and engineering fees) arising from or attributable to any breach by Tenant of any of the provisions of this Section. Tenant's obligations hereunder shall survive the termination of this Lease.

                                    IV. RENT

      4.0 Rent. Beginning with the Commencement Date, and subject to (a) and (b) below, Tenant shall pay to, or upon the order of Payee at Payee's Address, until otherwise notified in writing by Landlord, as rent for the Leased Premises, the annual rental set forth in Section 1.4(b) payable monthly in advance in installments as set forth in Section 1.4(b). If Tenant occupies the Leased Premises for the purpose of conducting business therein prior to the Commencement Date, Tenant shall pay rent on a pro rata basis from the date of occupancy to the Commencement Date. All payments of rent shall be made without deduction, set off, discount or abatement in lawful money of the United States.

            (a) Subject to (b) below, Tenant shall receive a credit against the Rent payable by Tenant for the Leased Premises of $15,297.78

      ("Rent Credit"). The Rent Credit shall be applied to the Rent for the Leased Premises due and owing after the Commencement Date until exhausted.

            (b) Tenant shall be entitled to the Rent Credit only if no default occurs under the Lease prior to full application of the credit. If this Lease or Tenant's possession of the Leased Premises is terminated by reason of a default, all unused Rent Credit shall be cancelled, and Tenant shall immediately pay to Landlord the portion of the credit previously applied.

      4.1 Interest on Late Payments. Each and every installment of rent and, each and every payment of other charges hereunder which shall not be paid when due, shall bear interest from the date when the same is payable under the terms of this Lease until the same shall be paid at an annual rate equal to eighteen per cent (18%) per annum unless a lesser rate shall then be the maximum rate permissible by law with respect thereto, in which event said lesser rate shall be charged.

      4.2 Returned Checks. Tenant shall pay to Landlord as additional rent the sum of Twenty-Five Dollars ($25.00) for each check returned to Landlord for any reason including, but not limited to, nonsufficient funds, nonexistent or closed account, or nonnegotiability.

                                 V. IMPOSITIONS

      5.0 Payment by Tenant. Tenant shall pay to Landlord, as additional rent hereunder, for each calendar year all or any part of which falls within the term of the Lease ("Adjustment Year"), Tenant's Pro Rata Share of the amount by which the Impositions for such Adjustment Year exceeds the Base Impositions ("Imposition Adjustment"). Tenant shall make payments ("Estimated Payment") on account of the Imposition Adjustment effective as of the first day of the term of this Lease and of the first day of each subsequent Adjustment Year as follows:

            (a) Landlord may, prior to each Adjustment Year or from time to time during the Adjustment Year, deliver to Tenant a written notice or notices ("Projection Notice") setting forth Landlord's reasonable estimate of the Impositions for such Adjustment Year and Tenant's Estimated Payments for such Adjustment Year.

            (b) Until such time as Landlord notifies Tenant of the Estimated Payments for an Adjustment Year, Tenant shall, at the time of each payment of monthly installment of annual rental, pay to Landlord a monthly installment of Estimated Payments equal to the greater of the latest monthly installment of Estimated Payments or one-twelfth (1/12) of Tenant's latest determined Imposition Adjustment. On or before the first day of the next calendar month following Landlord's notice, and on or before the first day of each month thereafter, Tenant shall pay to Landlord one-twelfth (1/12) of the Estimated Payment shown in Landlord's notice. Within fifteen (15) days following receipt of Landlord's notice, Tenant shall also pay Landlord a lump sum equal to the Estimated Payment shown in the Projection Notice less (1) any previous payments on account of Estimated Payments made during such Adjustment Year and (2) monthly installments on account of Estimated Payments due for the remainder of such Adjustment Year.

            (c) After Landlord shall have determined the actual amount of Impositions for such Adjustment Year, Landlord shall notify Tenant in writing ("Landlord's Statement") of such Impositions for such Adjustment Year. If the Imposition Adjustment owed for such Adjustment Year exceeds the Estimated Payments paid by Tenant for such Adjustment Year, then within ten (10) days after receipt of Landlord's Statement, Tenant shall pay to Landlord an amount equal to the excess of the Imposition Adjustment over the Estimated Payments paid by Tenant for such Adjustment Year. If such Estimated Payments exceed the Imposition Adjustment owed for such Adjustment Year, then Landlord shall refund the difference to Tenant within fifteen (15) days after delivery of Landlord's Statement.

            (d) If the term of this Lease commences on any day other than the first day of an Adjustment Year or ends on any day other than the last day of an Adjustment Year as the case may be, the Imposition Adjustment for such year payable by Tenant shall be prorated based on the number of days in such Adjustment Year included in the term of this Lease.

            (e) No interest shall accrue or be payable with respect to Estimated Payments.

      5.1 Definition of Impositions. As used herein, the term "Impositions" shall mean all taxes and assessments, general and special, water rates and all other impositions, ordinary and extraordinary, of every kind and nature whatsoever, which may be levied, assessed or imposed upon the Real Estate, or any part thereof, or upon any improvements at any time situated thereon, including, without limitation, any assessment by The Corporate Woods Association, the association of owners of property in The Corporate Woods. Impositions shall also include fees and costs incurred by Landlord for the purpose of contesting or protesting tax assessments or rates. If at any time during the term of this Lease the method of taxation prevailing at the commencement of the term hereof shall be altered so that any new tax, assessment, levy, imposition or charge, or any part thereof, shall be measured by or be based in whole or in part upon the Lease, the Real Estate or Leased Premises, or the rent, additional rent or other income therefrom and shall be imposed upon the Landlord, then all such taxes, assessments, levies, impositions or charges, or the part thereof, to the extent that they are so measured or based, shall be deemed to be included within the term Impositions for the purposes hereof, to the extent that such Impositions would be payable if the Real Estate were the only property of Landlord subject to such Impositions. There shall be excluded from Impositions all federal income taxes, federal excess profit taxes, franchise, capital stock and federal or state estate or inheritance taxes of Landlord. All references herein to Impositions "for" a particular year shall be deemed to refer to the Impositions levied, assessed or otherwise imposed for such year without regard to when such Impositions are payable.

                                  VI. INSURANCE

      6.0 Kinds and Amounts. As additional rent for the Leased Premises, Tenant shall procure and maintain policies of insurance, at its own cost and expense, insuring:

            (a) Landlord and Tenant from all claims, demands or actions for injury to or death of any person in an amount of not less than $1,000,000.00, for injury to or death of more than one person in any one occurrence to the limit of $2,000,000.00, and for damage to property in amount of not less than $500,000.00 made by, or on behalf of, any person or persons, firm or corporation arising from, related to or connected with the Leased Premises. Said insurance shall comprehend full coverage of the indemnity set forth in Section 13.0 hereto;

            (b) Tenant from all workmen's compensation claims;

            (c) Landlord and Tenant against breakage of all plate glass utilized in the improvements on the Leased Premises;

            (d) All contents and Tenant's trade fixtures, machinery, equipment, furniture and furnishings in the Leased Premises to the extent of at least ninety percent (90%) of their replacement cost under standard fire and extended coverage insurance, including, without limitation, vandalism and malicious mischief and sprinkler leakage endorsements.

      6.1 Form of Insurance. The aforesaid insurance shall be in companies and in form, substance and amount (where not stated above) satisfactory to Landlord and any mortgagee of Landlord, and shall contain standard mortgage clauses satisfactory to Landlord's mortgagee. The aforesaid insurance may be furnished under a blanket policy, if, and only if, said blanket policy contains an endorsement that references the Leased Premises and guarantees a minimum limit available for the Leased Premises equal to the amounts required under Section
6.0 above. The aforesaid insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord and any mortgagee of


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

Landlord. The original insurance policies (or certificates thereof satisfactory to Landlord) together with satisfactory evidence of payment of the premiums thereon, shall be deposited with Landlord at the Commencement Date and renewals thereof not less than thirty (30) days prior to the end of the term of each such coverage. If Landlord is an Illinois Land Trustee the insurance referred to in subsection 6.0(a), (b) and (d) hereof shall also insure the beneficiary or beneficiaries thereof.

      6.2 Mutual Waiver of Subrogation Rights. Whenever (a) any loss, cost, damage or expense resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease, or anyone claiming by, through or under it, in connection with the Leased Premises, and
(b) such party is then covered in whole or in part by insurance with respect to such loss, cost, damage or expense, or is required under this Lease to be so insured, then the party so insured (or so required) hereby releases the other party from any liability said other party may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance (or which could have been recovered had such insurance been carried as so required) and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof. If the party released from liability hereunder is the Landlord, and if Landlord is an Illinois land trust, the term "Landlord" for the purpose of this Section 6.2 only, shall include the Trustee, its agents, its beneficiary or beneficiaries and their agents.

      6.3 Excess Insurance Premiums. Tenant shall pay to Landlord, as additional rent for the Leased Premises, Tenant's Pro Rata Share of any excess in premiums for casualty, rent loss and all liability insurance (with all endorsements) paid annually by Landlord with respect to the Real Estate during the Lease term over the Base Insurance Premium. Tenant shall be obligated to pay its Pro Rata Share of only those annual premiums which relate to insurance coverage during the term of this Lease. Tenant's Pro Rata Share of such excess premiums shall be paid by Tenant to Landlord within ten (10) days after Landlord bills Tenant therefor, or, at Landlord's election, in monthly installments in amounts estimated by Landlord. If Landlord bills Tenant based on estimates, the amount payable by Tenant shall be adjusted when the actual premium amount is determined.

      6.4 Fire Protection. Tenant shall conform with all applicable fire codes of any governmental authority, and with the rules and regulations of Landlord's fire underwriters and their fire protection engineers, including, without limitation, the installation of adequate fire extinguishers. If a Monitoring Service Charge is provided in Section 1.4(h), then Landlord is providing a sprinkler monitoring system with a direct connection to the local fire department or monitoring service and Tenant shall pay to Landlord a monthly Monitoring Service Charge to reimburse Landlord for the cost of the operation and maintenance thereof. Said monthly Monitoring Service charge shall be determined by Landlord based on Tenant's Pro Rata Share of the cost of operating and maintaining the system and shall be paid by Tenant to Landlord within ten
(10) days after Landlord bills Tenant therefor. If there is no Monitoring Service Charge provided in Section 1.4(h) and if the Leased Premises are served by a sprinkler system, then Tenant shall, at its sole cost and expense, install a sprinkler monitoring system with direct connection to the local fire department or a monitoring service approved by Landlord and maintain the same in effect at all times during the entire Lease term.

                           VII. DAMAGE OR DESTRUCTION

      7.0 Landlord's Obligation to Rebuild. In the event the Leased Premises are damaged by fire, explosion or other casualty, Landlord shall commence the repair, restoration or rebuilding thereof within sixty (60) days after such damage and shall complete such restoration, repair or rebuilding within one hundred fifty (150) days after the commencement thereof, provided that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. If the casualty or the repair, restoration or rebuilding caused thereby shall render the Leased Premises untenantable, in whole or in part, an equitable abatement in


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

rent shall be allowed from the date when the damage occurred until the date on which the Leased Premises are again fit for occupancy by Tenant. If such a fire, explosion or other casualty damages the building in which the Leased Premises are located to the extent of fifty percent (50%) or more thereof, Landlord may, in lieu of repairing, restoring or rebuilding the same, terminate this Lease within sixty (60) days after occurrence of the event causing the damage. In such event, the obligation of Tenant to pay rent and other charges hereunder shall end as of the date when the damage occurred. In the event Landlord's fire and extended coverage insurance provides for a "deductible" and a loss occurs which is the kind of risk otherwise insured under the policy, then Tenant shall pay to Landlord, promptly upon being billed therefor, the lesser of (a) the amount of the loss or (b) the amount of the deductible.

                               VIII. CONDEMNATION

      8.0 Taking of Whole. If the whole of the Leased Premises shall be taken or condemned for a public or quasi-public use or purpose by a competent authority, or if such a portion of the Leased Premises shall be so taken that as a result thereof the balance cannot be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, then in either of such events, the Lease term shall terminate upon delivery of possession to the condemning authority, and any award, compensation or damages (hereinafter sometimes called the "award") shall be paid to and be the sole property of Landlord whether the award shall be made as compensation for diminution of the value of the leasehold estate or the fee of the Real Estate or otherwise and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such award. Tenant shall continue to pay rent and other charges hereunder until the Lease term is terminated and any excess Impositions and excess premiums prepaid by Tenant, or which accrue prior to the termination, shall be adjusted between the parties.

      8.1 Partial Taking. If only a part of the Leased Premises shall be so taken or condemned, but the balance of the Leased Premises can still be used for the same purpose and with substantially the same utility to Tenant as immediately prior to such taking, this Lease shall not terminate and Landlord shall repair and restore the Leased Premises and all improvements thereon, except that Landlord shall not hereby be required to expend for repair and restoration any sum in excess of the Award. Any portion of the Award which has not been expended by Landlord for such repairing or restoration shall be retained by Landlord as Landlord's sole property. The rent shall be equitably abated following delivery of possession to the condemning body. If fifty percent (50%) or more of the building within which the Leased Premises are located shall be so taken or condemned, Landlord may terminate this Lease by giving written notice thereof to Tenant within sixty (60) days after such taking. In such event, the award shall be paid to or be the sole property of Landlord.

                         IX. MAINTENANCE AND ALTERATIONS

      9.0 Landlord's Maintenance.

            (a) Landlord shall, at its sole cost and expense, keep and maintain the roof and exterior walls (but not exterior windows and doors and their frames) of the building of which the Leased Premises are a part, in good order and repair, except for loss by fire or other casualty, which loss is covered by Article VII of this Lease.

            (b) Landlord shall perform all exterior painting (at such intervals as Landlord deems appropriate) and shall remove snow accumulations from the roof (if deemed necessary by Landlord), and from the parking lot, and shall perform necessary maintenance, repairs and replacements to the exterior windows and doors and their frames and on portions of the Real Estate and the improvements and mechanical equipment thereon (including the parking lot and landscaping) used in common by the tenants thereof. Except as provided in subsection 9.0(a) and in Article VII hereof, Tenant shall pay to Landlord Tenant's Pro Rata Share of the cost and expense incurred by Landlord in fulfilling its obligations under this subsection 9.0(b). Such payment shall be additional rent hereunder and shall be paid to Landlord within ten (10) days after Landlord bills


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

      Tenant therefor or, at Landlord's election, in monthly installments in amounts estimated by Landlord.

            (c) Landlord shall repair or replace any damage to the Real Estate, including, without limitation, damage to the roof, landscaping, or exterior of the building of which the Leased Premises are a part, and to truck dock doors caused by or resulting from any act or omission or negligence of Tenant, its agents, employees, contractors, customers and invitees. Tenant shall reimburse Landlord for Landlord's costs and expenses incurred for repairs or replacements made pursuant to this subsection 9.0(c), within ten (10) days after Landlord bills Tenant therefor.

      9.1 Tenant's Maintenance.

            (a) Tenant shall keep and maintain the entire interior of the Leased Premises and the portion of the exterior not to be maintained by Landlord pursuant to Section 9.0, roof-mounted mechanical equipment used in connection with the Leased Premises, pipes and conduits below the floor of the Leased Premises, and windows on the interior and exterior of the Leased Premises clean and sanitary and in good condition and repair, including, without limitation, any necessary replacements, and further including, without limitation, carpet cleaning at least once each year, necessary interior painting, and maintaining and repairing of exterior doors in conformity with other exterior doors of the building or buildings on the Real Estate. Tenant shall, to the extent possible, keep the Leased Premises from falling temporarily out of repair or deteriorating. Tenant shall fully comply with all health, safety and police regulations in force. Tenant shall promptly remove any debris left by Tenant, its employees, agents, contractors, or invitees in the parking area or other exterior areas of the Real Estate.

            (b) At all times during the term of this Lease, Tenant shall be responsible for the expense of that portion of Landlord's maintenance contract allocable to the equipment in the Leased Premises, which provides for inspection at least once each calendar quarter of the heating, air conditioning and ventilating equipment, and provides for necessary repairs thereto. Said inspection and repairs shall encompass the following work:

            1.    Check performance of all major components.

            2.    Lubricate moving parts as required.

            3.    Check refrigerant charges (during cooling season).

            4.    Inspect for oil and refrigerant leaks.

            5.    Check operating and safety controls.

            6.    Check pressures and temperatures.

            7.    Inspect condensers.

            8.    Inspect fans, motors and starters.

            9.    Tighten electrical connections at equipment.

            10.   Test amperages and voltages.

            11.   Check belts and drives.

            12.   Change oil and filters, or dryers, as required.

            13.   Check temperature on control system.

      9.2 Alterations. Tenant shall make all additions, improvements and alterations (hereinafter "Alterations") on the Leased Premises, and on and to the appurtenances and equipment thereof, required by any governmental authority or which may be made necessary by the act or neglect of any persons, firm or corporation, public or private. Except as provided in the immediately preceding sentence, Tenant shall not create any openings in the roof or exterior walls, or make any other Alterations to the Leased Premises without Landlord's prior written consent, which consent Landlord may, in its discretion, withhold. As to any Alterations which Tenant is required hereunder to perform or to which Landlord consents, such work shall be performed strictly in accordance with plans and specifications therefor first approved in writing by Landlord or, at Landlord's option (exercised by notice in writing from Landlord to Tenant given within ten (10) days after Landlord receives Tenant's plans and specifications), such work shall be performed by employees of or contractors employed by Landlord, at Tenant's expense. Upon completion of any Alterations by or on behalf of Tenant, Tenant shall provide Landlord with such documents as Landlord may require (including, without limitation, sworn contractors' statements and supporting lien waivers) evidencing payment in full for such work. In the event Tenant makes any Alterations not in compliance with the provisions of this
Section 9.2, Tenant shall, upon written notice from Landlord, immediately remove such Alterations and restore the Leased Premises to their condition immediately prior to the making thereof. If Tenant fails so to remove such Alterations and restore the Leased Premises as aforesaid, Landlord may, at its option, and in addition to all other rights or remedies of Landlord under this Lease, at law or in equity, enter the Leased Premises and perform said obligation of Tenant and Tenant shall reimburse Landlord for the cost to the Landlord thereof, immediately upon being billed therefor by Landlord. Such entry by Landlord shall not be deemed an eviction or disturbance of Tenant's use or possession of the Leased Premises nor render Landlord liable in any manner to Tenant.

                            X. LIENS AND ENCUMBRANCES

      10.0 Encumbering Title. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Leased Premises or the Real Estate, nor shall the interest or estate of Landlord in the Leased Premises or the Real Estate be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any express or implied contract by Tenant. Any claim to, or lien upon, the Leased Premises or Real Estate arising from any act or omission of Tenant shall accrue only against the leasehold estate of Tenant and shall be subject and subordinate to the paramount title and rights of Landlord in and to the Leased Premises and the Real Estate.

      10.1 Liens and Right to Contest. Tenant shall not permit the Leased Premises or the Real Estate to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Tenant or claimed to have been furnished to Tenant in connection with work of any character performed or claimed to have been performed on the Leased Premises by, or at the direction or sufferance of, Tenant; provided, however, that Tenant shall have the right to contest in good faith and with reasonable diligence, the validity of any such lien or claimed lien if Tenant shall give to Landlord such security as may be deemed satisfactory to Landlord to insure payment thereof and to prevent any sale, foreclosure, or forfeiture of the Leased Premises or the Real Estate by reason of non-payment thereof; provided further, however, that on final determination of the lien or claim for lien, Tenant shall immediately pay any judgment rendered, with all proper costs and charges, and shall have the lien released and any judgment satisfied.

                          XI. ASSIGNMENT AND SUBLETTING

      11.0 Consent Required. Tenant shall not, without Landlord's prior written consent, (a) assign, convey or mortgage this Lease or any interest under it; (b) allow any transfer thereof or any lien upon Tenant's interest by operation of law; (c) sublet the Leased Premises or any part thereof; or (d) permit the use or occupancy of the Leased Premises or any part thereof by anyone other than Tenant. Landlord agrees that it will not unreasonably withhold its consent to any assignment or sublease, provided that if Tenant requests Landlord's consent to a sublease or to an assignment of all or a substantial portion of the entire Leased Premises, Landlord may, in lieu of granting such consent or reasonably withholding the same, terminate this Lease, effective on the commencement date specified in the sublease or on the effective date of said assignment, as the case may be, to which Landlord's consent was requested. No permitted assignment or subletting shall relieve Tenant of Tenant's covenants and agreements hereunder and Tenant shall continue to be liable as a principal and not as a guarantor or surety, to the same extent as though no assignment or subletting had been made.

      11.1 Merger or Consolidation. Tenant may, without Landlord's consent, assign this Lease to any corporation resulting from a merger or consolidation of the Tenant upon the following conditions: (a) that the total assets and net worth of such assignee after such consolidation or merger shall be equal to or more than that of Tenant immediately prior to such consolidation or merger; (b) that Tenant is not at such time in default hereunder; and (c) that such successor shall execute an instrument in writing fully assuming all of the obligations and liabilities imposed upon Tenant hereunder and deliver the same to Landlord. If the aforesaid conditions are satisfied, Tenant shall be discharged from any further liability hereunder.

      11.2 Voting Control of Tenant. If Tenant is a corporation, the shares of which, at the time of execution of this Lease or during the term hereof are or shall be held by fewer than one hundred (100) persons, and if at any time during the term of this Lease the persons, firms or corporations who own a majority or controlling number of its shares at the time of the execution of this Lease or following Landlord's consent to a transfer of such shares cease to own such shares (except as a result of transfer by bequest or inheritance) and such cessation shall not. first have been approved in writing by Landlord, then such cessation shall, at the option of Landlord, be deemed a default by Tenant under this Lease.

      11.3 Other Transfer of Lease. Tenant shall not allow or permit any transfer of this Lease, or any interest hereunder, by operation of law, or convey, mortgage, pledge, or encumber this Lease or any interest herein.

                                 XII. UTILITIES

      12.0 Utilities.

            (a) Tenant shall purchase all utility services, including but not limited to fuel and electricity, but excluding water and sewerage, from the utility or municipality providing such service, and shall pay for such services when such payments are due. If subsection 1.4(i) provides for a water and sewerage charge, then Tenant shall pay to Landlord within ten
      (10) days after receipt of a bill therefore, as additional rent hereunder, Tenant's Pro Rata Share of Landlord's payments to the utility or municipality for water or sewerage services. If subsection 1.4(i) does not provide for the Water and Sewerage Charge, then Tenant shall purchase water and sewerage from the utility and municipality providing such services, and pay for such services when such payments are due.

            (b) Tenant shall pay to Landlord, as additional rent for the Leased Premises, Tenant's Pro Rata Share of the charges, if any, for utilities used for areas of common use by the Tenants on the Real Estate. Such charges shall be paid by Tenant to Landlord within ten (10) days after Landlord bills Tenant therefor, or, at Landlord's election, in monthly installments in amounts estimated by Landlord.

                           XIII. INDEMNITY AND WAIVER

      13.0 Indemnity. Tenant will protect, indemnify and save harmless Landlord and Landlord's agents (and Landlord's beneficiary or beneficiaries and their agents if Landlord is an Illinois Land Trustee) from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of
(a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Premises or resulting from any act or omission of Tenant or anyone claiming by, through or under Tenant; (b) any failure on the part of Tenant to perform or comply with any of the terms of this Lease; or (c) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof. If any action, suit or proceeding is brought against Landlord and/or Landlord's agents (and/or Landlord's beneficiary or beneficiaries or their agents if Landlord is an Illinois Land Trustee) by reason of any such occurrence, Tenant will, at Tenant's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel approved by Landlord.

      13.1 Waiver of Certain Claims. Tenant waives all claims it may have against Landlord and Landlord's agents (and Landlord's beneficiary or beneficiaries and their agents if Landlord is an Illinois Land Trustee) for damage or injury to person or property sustained by Tenant or any persons claiming through Tenant or by any occupant of the Leased Premises, or by any other person, resulting from any part of the Real Estate or any of its improvements, equipment or appurtenances becoming out or repair, or resulting from any accident on or about the Real Estate or resulting directly or indirectly from any act or neglect of any tenant or occupant of any part of the Real Estate or of any other person, excluding Landlord. This Section 13.1 shall include, but not by way of limitation, damage cause by water, snow, frost, steam, excessive heat or cold sewage, gas, odors, or noise, or caused by bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of Tenant or of other tenants, or occupants or any part of the Real Estate or of any other person, excluding Landlord, and whether such damage be caused by or result from any thing or circumstance above mentioned or referred to, or to any other thing or circumstance whether of a like nature or of a wholly different nature. All personal property belonging to Tenant or any occupant of the Leased Premises that is in or on any part of the Real Estate shall be there at the risk of Tenant or of such other person only, and Landlord shall not be liable for any damage thereto or for the theft or misappropriation thereof.

                        XIV. RIGHTS RESERVED TO LANDLORD

      14.0 Rights Reserved to Landlord. Without limiting any other rights reserved or available to Landlord under this Lease, at law or in equity, Landlord, on behalf of itself and Agent reserves the following rights to be exercised at Landlord's election:

            (a) To change the street address of the Leased Premises;

            (b) To inspect the Leased Premises and to make repairs, additions or alterations to the Leased Premises or the building of which the Leased Premises are a part, which Tenant may neglect or refuse to make in accordance with the covenants and agreements of this Lease, and, specifically including, but without limiting the generality of the foregoing, to make repairs, additions or alterations within the Leased Premises to mechanical, electrical, and other facilities serving other premises in the building of which the Leased Premises are a part or other parts of the Real Estate;

            (c) To show the Leased Premises to prospective purchasers, mortgagees, or other persons having a legitimate interest in viewing the same, and, at any time within one (1) year prior to the expiration of the Lease term, to persons wishing to rent the Leased Premises;

            (d) During the last year of the Lease term, to place and maintain the usual "For Rent" sign in or on the Leased Premises or the Real Estate;

            (e) During the last ninety (90) days of the Lease term, if during or prior to that time Tenant vacates the Leased Premises, to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for new occupancy; and

            (f) To place and maintain "For Sale" signs on the Real Estate and on the exterior of the building of which the Leased Premises are a part.

Landlord may enter upon the Leased Premises for any and all of said purposes and may exercise any and all of the foregoing rights hereby reserved, during normal business hours unless an emergency exists, without being deemed guilty of any eviction or disturbance of Tenant's use or possession of the Leased Premises, and without being liable in any manner to Tenant.

                               XV. QUIET ENJOYMENT

      15.0 Quiet Enjoyment. So long as Tenant is not in default under the covenants and agreements of this Lease, Tenant's quiet and peaceable enjoyment of the Leased Premises shall not be disturbed or interfered with by Landlord or by any person claiming by, through or under Landlord.

                        XVI. SUBORDINATION OR SUPERIORITY

      16.0 Subordination or Superiority. The rights and interest of Tenant under this Lease shall be subject and subordinate to any first mortgage or trust deed creating a first mortgage that may be placed upon the Leased Premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, if the mortgagee or trustee named in said mortgages or trust deeds shall elect to subject and subordinate the rights and interest of Tenant under this Lease to the lien of its mortgage or deed of trust. Any mortgagee or trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or deed of trust. In the event of either such election and upon notification by such mortgagee or trustee to Tenant to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage or trust deed, whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within ten
(10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney in fact and in its name, place, and stead so to do.

                                 XVII. SURRENDER

      17.0 Surrender. Upon the termination of this Lease, whether by forfeiture, lapse of time or otherwise, or upon the termination of Tenant's right to possession of the Leased Premises, Tenant will at once surrender and deliver up the Leased Premises, together with all improvements thereon, to Landlord in good condition and repair, reasonable wear and tear excepted. Said improvements shall include all plumbing, lighting, electrical, heating, cooling and ventilating fixtures and equipment and other articles or personal property used in the operation of the Leased Premises (as distinguished from operations incident to the business of Tenant), together with all duct work. All additions, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the Leased Premises placed there by Tenant shall become Landlord's property and shall remain upon the Leased Premises upon such termination of this Lease by lapse of time or otherwise, without compensation or allowance or credit to Tenant, unless Landlord requests their removal in writing at or before the time of such termination of this Lease. If Landlord so requests removal of said additions, hardware, non-trade fixtures and all improvements and Tenant does not make such removal prior to termination of this Lease, or within ten (10) days after such request, whichever is later, Landlord may remove the same and deliver the same to any other place of business of Tenant or warehouse the same, and Tenant shall pay the cost of such removal, delivery and warehousing to Landlord on demand.

      17.1 Removal of Tenant's Property. Upon the termination of this Lease by lapse of time, Tenant may remove Tenant's trade fixtures and all of Tenant's personal property and equipment other than such personal property and equipment as are referred to in Section 17.0; provided, however, that Tenant shall repair any injury or damage to the Leased Premises which may result from such removals. If Tenant does not remove Tenant's furniture, machinery, trade fixtures and all other items of personal property of every kind and description from the Leased Premises prior to the end of the term, however ended, Landlord may, at its option, remove the same and deliver the same to any other place of business of

Tenant or warehouse the same, and Tenant shall pay the cost of such removal (including the repair of any injury or damage to the Leased Premises resulting from such removal), delivery and warehousing to Landlord on demand, or Landlord may treat such property as having been conveyed to Landlord with the Lease as a Bill of Sale, without further payment or credit by Landlord to Tenant.

      17.2 Holding Over. Any holding over by Tenant of the Leased Premises after the expiration of this Lease shall operate and be construed to be tenancy from month to month only, at a monthly rental of double the rate of rent payable hereunder the Lease term, or at the election of Landlord expressed in a written notice to Tenant, and not otherwise, such holding over shall constitute a renewal of this Lease for one (1) year at the same rental and upon all of the other covenants and agreements contained in this Lease. Nothing contained in this Section 17.2 shall be construed to give Tenant the right to hold over after the expiration of this Lease, and Landlord may exercise any and all remedies at law or in equity to recover possession of the Leased Premises.

                                 XVIII. REMEDIES

      18.0 Defaults. Tenant further agrees that any one or more of the following events shall be considered events of default as said term is used herein, that is to say, if

            (a) Tenant shall be adjudged an involuntary bankrupt, or a decree or order approving, as properly filed, a petition or answer filed against Tenant asking reorganization of Tenant under the Federal bankruptcy laws as now or hereafter amended, or under the laws of any State, shall be entered, and any such decree or judgment or order shall not have been vacated or stayed or set aside within sixty (60) days from the date of the entry or granting thereof; or

            (b) Tenant shall file or admit the jurisdiction of the court and the material allegations contained in any petition in bankruptcy or any petition pursuant or purporting to be pursuant to the Federal bankruptcy laws now or hereafter amended, or Tenant shall institute any proceedings or shall give its consent to the institution of any proceedings for any relief of Tenant under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension; or

            (c) Tenant shall make any assignment for the benefit of creditors or shall apply for or consent to the appointment of a receiver for Tenant or any of the property of Tenant; or

            (d) The Leased Premises are levied upon by any revenue officer or similar officer; or

            (e) A decree or order appointing a receiver of the property of Tenant shall be made and such decree or order shall not have been vacated, stayed or set aside within sixty (60) days from the date of entry or granting thereof; or

            (f) Tenant shall vacate the Leased Premises or abandon the same during the term hereof; or

            (g) Tenant shall default in any payment of rent or other charge required to be paid by Tenant hereunder when due as herein provided and such default shall continue for five (5) days after notice thereof in writing to Tenant; or

            (h) If Tenant shall fail to contest the validity of any lien or claimed lien and give security to Landlord to insure payment thereof, or having commenced to contest the same and having given such security, shall fail to prosecute such contest with diligence, or shall fail to have the same released and satisfy any judgment rendered thereon, and such default continues for five (5) days after notice thereof in writing to Tenant; or

            (i) Tenant shall default in keeping, observing or performing any of the other covenants or agreements herein contained to be kept, observed and performed by Tenant, and such defaults shall continue to thirty (30) days after notice thereof in writing to Tenant; or

            (j) Tenant shall repeatedly be late in the payment of rent or other charges required to be paid hereunder or shall repeatedly default in the keeping, observing, or performing of any other covenants or agreements herein contained to be kept, observed or performed by Tenant (provided notice of such payment or other defaults shall have been given to Tenant, but whether or not Tenant shall have timely cured any such payment or other defaults of which notice was given).

Upon the occurrence of any one or more of such events of default, Landlord may terminate this Lease. Upon termination of this Lease, Landlord may re-enter the Leased Premises with or without process of law using such force as may be necessary, and remove all persons, fixtures and chattels therefrom, and Landlord shall not be liable for any damages resulting therefrom. Such re-entry and repossession shall not work a forfeiture of the rents or other charges to be paid and covenants to be performed by Tenant during the full term of this Lease. Upon such repossession of the Leased Premises, Landlord shall be entitled to recover as liquidated damages and not as a penalty a sum of money equal to the value of the rent and other sums provided herein to be paid by Tenant to Landlord for the remainder of the Lease term, less the fair rental value of the Leased Premises for said period. Upon the happening of any one or more of the above-mentioned events Landlord may repossess the Leased Premises by forcible entry or detainer suit, or otherwise, without demand or notice of any kind to Tenant (except as hereinabove provided for) and without terminating this Lease, in which event Landlord may but shall be under no obligation so to do, relet all or any part of the Leased Premises for such rent and upon such terms as shall be satisfactory to Landlord (including the right to relet the Leased Premises for a term greater or lesser than that remaining under the Lease term, and the right to relet the Leased Premises as a part of a larger area, and the right to change the character or use made of the Leased Premises). For the purpose of such reletting, Landlord may decorate or make any repairs, changes, alterations or additions in or to the Leased Premises that may be necessary or convenient. If Landlord does not relet the Leased Premises, Tenant shall pay to Landlord on demand as liquidated damages and not as a penalty a sum equal to the amount of the rent, and other sums provided herein to be paid by Tenant for the remainder of the Lease term. If the Leased Premises are relet and sufficient sum shall not be realized from such reletting after paying all of the expenses of such decorations, repairs, changes, alterations, additions, reletting and the collection of the rent accruing therefrom (including, but not by way of limitation, attorneys' fees and brokers' commissions), to satisfy the rent and other charges herein provided to be paid for the remainder of the Lease term, Tenant shall pay to Landlord on demand any deficiency and Tenant agrees that Landlord may file suit to recover any sums falling due under the terms of this Section from time to time. If default shall be made in any covenant, agreement, condition or undertaking herein contained to be kept, observed and performed by Tenant, other than the making of any payments as herein provided, which cannot with due diligence be cured within a period of thirty (30) days, and if notice thereof in writing shall have been given to Tenant, and if Tenant, prior to the expiration of thirty (30) days from and after the giving of such notice, commences to eliminate the cause of such default and proceeds diligently and with reasonable dispatch to take all steps and do all work required to cure such default and does so cure such default, then Landlord shall not have the right to declare and said term ended by reason of such default or to repossess without terminating the Lease, provided, however, that the curing of any default in such manner shall not be construed to limit or restrict the right of Landlord to declare the said term ended or to repossess without terminating the Lease, and to enforce all of its rights and remedies hereunder for any other default not so cured.

      18.1 Remedies Cumulative. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered to exclude or suspend any other remedy but the same shall be cumulative and shall be in addition to every other remedy given hereunder, or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and so often as occasion may arise or as may be deemed expedient.

      18.2 No Waiver. No delay or omission of Landlord to exercise any right or power arising from any default shall impair any such right or power or be construed to be a waiver of any such default or any acquiescence therein. No waiver of any breach of any of the covenants of this Lease shall be construed, taken or held to be a waiver of any other breach or waiver, acquiescence in or consent to any further or succeeding breach of the same covenant. The acceptance by Landlord of any payment of rent or other charges hereunder after the termination by Landlord of this Lease or of Tenant's right to possession hereunder shall not, in the absence of agreement in writing to the contrary by Landlord, be deemed to restore this Lease or Tenant's right to possession hereunder, as the case may be, but shall be construed as a payment on account, and not in satisfaction of damages due from Tenant to Landlord.

      18.3 Default under Other Leases. A default in this Lease, or in any other lease made by Tenant for any premises on the Real Estate shall, at the option of the Landlord, be deemed a default under this Lease, the other lease or both leases.

                              XIX. SECURITY DEPOSIT

      19.0 Security Deposit. Subject to the terms of Section 22.00 in the Addendum attached hereto, to secure the faithful performance by Tenant of all the covenants, conditions, and agreements in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, observed and performed, including, but without limiting the generality of the foregoing, such covenants, conditions and agreements in this Lease which become applicable upon the expiration or termination of the same or upon termination of Tenant's right to possession pursuant to Section 18.0 of the Lease, Tenant has deposited herewith the Security Deposit with Agent on the understanding: (a) that the Security Deposit or any portion thereof not previously applied, or from time to time such other portions thereof, may be applied to the curing of any default that may then exist, without prejudice to any other remedy or remedies which the Landlord may have on account thereof, and upon such application Tenant shall pay Agent on demand the amount so applied which shall be added to the Security Deposit so the same may be restored to its original amount; (b) that should the Leased Premises be conveyed by Landlord or should Agent cease to be the agent of the beneficiary or beneficiaries of Landlord, the Security Deposit or any portion thereof not previously applied may be turned over to Landlord's grantee or the new agent, as the case may be, and if the same be turned over as aforesaid, the Tenant hereby releases Landlord and Agent from any and all liability with respect to the Security Deposit and/or its application or return, and the Tenant agrees to look to such grantee or agent, as the case may be, for such application or return;
(c) that Landlord shall have no personal liability with respect to said sum and Tenant shall look exclusively to Agent or its successors pursuant to subsection
(b) hereof for return of said sum on the expiration of this Lease; (d) that Agent or its successor shall not be obligated to hold said Security Deposit as a separate fund, but on the contrary may commingle the same with its other funds;
(e) that if Tenant shall faithfully fulfill, keep, perform and observe all of the covenants, conditions, and agreements in this Lease set forth and contained on the part of the Tenant to be fulfilled, kept, performed and observed, the sum deposited or the part or portion thereof not previously applied shall be returned to the Tenant without interest no later than thirty (30) days after the expiration of the term of this Lease or any renewal or extension thereof, provided Tenant has vacated the Leased Premises and surrendered possession thereof to the Landlord at the expiration of said term or any extension or renewal thereof as provided herein and Tenant has paid all amounts due or to become due under this Lease; (f) in the event that Landlord terminates the Lease or Tenant's right to possession pursuant to Section 18.0 of this Lease, Agent may apply the Security Deposit against all damages suffered to the date of such termination and/or may retain the Security Deposit to apply against such damages as may be suffered or shall accrue thereafter by reason of Tenant's default; and
(g) in the event any bankruptcy, insolvency, reorganization or other credit-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, the Security Deposit shall be deemed to be applied first to the payment of any rents and/or other charges due Landlord for all periods prior to the institution of such proceedings, and the balance, if any, of the Security Deposit may be retained or paid to Landlord in partial liquidation of Landlord's damages.

                                XX. MISCELLANEOUS

      20.0 Tenant's Statement. Tenant shall furnish Landlord annually within ninety (90) days after the end of each of Tenant's fiscal years a copy of its annual audited and certified statement. It is mutually agreed that Landlord may deliver a copy of such statements to its mortgagee or any prospective purchaser of the Real Estate, but otherwise Landlord shall treat such statements and information contained therein as confidential.

      20.1 Estoppel Certificates. Tenant shall at any time and from time to time upon not less than ten (10) days prior written request from Landlord execute, acknowledge and deliver to Landlord, in form reasonably satisfactory to Landlord and/or Landlord's mortgagee, a written statement certifying that Tenant has accepted the Leased Premises, that this Lease is unmodified and in full force and effect (of if there have been modifications, that the same is in full force and effect as modified and stating the modifications), that the Landlord is not in default hereunder, the date to which the rental and other charges have been paid in advance, if any, or such other accurate certification as may reasonably be required by Landlord or Landlord's mortgagee, and agreeing to give copies to any mortgagee of Landlord of all notices by Tenant to Landlord. It is intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser of the Leased Premises or Real Estate, mortgagee of the Leased Premises or Real Estate and their respective successors and assigns.

      20.2 Landlord's Right to Cure. Landlord may, but shall not be obligated to, cure any default by Tenant specifically including, but not only by way of limitation, Tenant's failure to pay Impositions, obtain insurance, make repairs, or satisfy lien claims, after complying with the notice provisions established in Article XVIII; and whenever Landlord so elects, all costs and expenses paid by Landlord in curing such default, including without limitation reasonable attorneys' fees, shall be so much additional rent due on the next rent date after such payment together with interest (except in the case of said attorneys' fees) at the rate of eighteen percent (18%) per annum from the date of advancement to the date of repayment by Tenant to Landlord.

      20.3 Amendments Must Be in Writing. None of the covenants, terms or conditions of this Lease, to be kept and performed by either party, shall in any manner be altered, waived, modified, changed or abandoned except by a written instrument, duly signed, acknowledged and delivered by the other party; and no act or acts, omission or omissions or series of acts or omissions, or waiver, acquiescence or forgiveness by Landlord as to any default in or failure of performance, either in whole or in part, by Tenant, of any of the covenants, terms and conditions to this Lease, shall be deemed or construed to be a waiver by Landlord of the right at all times thereafter to insist upon the prompt, full and complete performance by Tenant of each and all the covenants, terms and conditions hereon thereafter to be performed in the same manner and to the same extent as the same as herein covenanted to be performed by Tenant.

      20.4 Notices. All notices to or demands upon Landlord or Tenant desired or required to be given under any or the provisions hereof, shall be in writing. Any notices or demands from Landlord to Tenant shall be deemed to have been duly and sufficiently given if a copy thereof has been mailed by United States registered or certified mail in an envelope properly stamped and addressed to Tenant at Tenant's Address or at such address as Tenant may theretofore have furnished by written notice to Landlord, and any notices or demands from Tenant to Landlord shall be deemed to have been duly and sufficiently given if mailed by United States registered or certified mail in an envelope properly stamped and addressed to Landlord at Landlord's Address, or at such other address as Landlord may theretofore have furnished by written notice to Tenant. The effective date of such notice shall be three (3) days after delivery of the same to the United States Post Office for mailing.

      20.5 Short Form Lease. This Lease shall not be recorded, but the parties agree, at the request of either of them, to execute a Short Form Lease for recording, containing the name of the parties, the legal description and the term of the Lease.

      20.6 Time of Essence. Time is of the essence of this Lease, and all provisions herein relating thereto shall be strictly construed.

      20.7 Relationship of Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

      20.8 Captions. The captions to this Lease are for convenience only and are not to be construed as part of this Lease and shall not be construed as defining or limiting in any way the scope or intent of the provisions hereof.

      20.9 Severability. If any term or provision of this Lease shall to any extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      20.10 Law Applicable. This Lease shall be construed and enforced in accordance with the laws of the state where the Leased Premises are located.

      20.11 Covenants Binding on Successors. All of the covenants, agreements, conditions and undertakings contained in the Lease shall extend, inure to and be binding upon the heirs, executors, administrators, successors and assigns or the respective parties hereto, the same as if they were in every case specifically named, and wherever in this Lease reference is made to either of the parties hereto, it shall be held to include and apply to, wherever applicable, the heirs, executors, administrators, successors and assigns of such party. Nothing herein contained shall be construed to grant or confer upon any person or persons, firm, corporation or governmental authority, other than the parties hereto, their heirs, executors, administrators, successors and assigns, any right, claim or privilege by virtue of any covenant, agreement, condition or undertaking in this Lease contained.

      20.12 Brokerage. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease other than Brokers listed in
Section 1.4(m), whose commissions Landlord covenants and agrees to pay in the amount agreed between Landlord and Brokers. Tenant covenants to pay, hold harmless and indemnify Landlord from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any other broker or other agent with respect to this Lease or the negotiation thereof.

      20.13 Landlord Means Owner. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to and include only the owner or owners at the time in question of the fee of the Real Estate, and in the event of any transfer or transfers of the title to such fee, Landlord herein named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved, from and after the date of such transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed; provided that any funds in the hands of such Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be turned over to the grantee, and any amount then due and payable to Tenant by Landlord or the then grantor under any provision of this Lease, shall be paid to Tenant.

      20.14 Lender's Requirements. If any mortgagee or committed financer of Landlord should require, as a condition precedent to the closing of any loan or the disbursal of any money under any loan, that this Lease be amended or supplemented in a manner (other than in the description of the Leased Premises, the term, the purpose or the rent or other charges hereunder) Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease Supplement Agreement embodying such amendments and supplements. Tenant shall, within ten (10) days after the effective date of Landlord's notice, either consent to such amendments and supplements (which consent shall not be unreasonably withheld) and execute the tendered Lease Supplement Agreement, or deliver to Landlord a written statement of its reason or reasons for refusing to so consent and execute. Failure of Tenant to respond within said ten (10) day period shall be a default under this Lease, without further notice. If Landlord and Tenant are then unable to agree on a Lease Supplement Agreement satisfactory to each of them and to the Lender within thirty (30) days after delivery of Tenant's written statement, Landlord shall have the right to terminate this

Lease within sixty (60) days after the end of said thirty (30) day period.

      20.15 Signs. Tenant shall install no exterior sign on the Leased Premises or the Real Estate. If Tenant desires to have an identity sign included on the general directory sign for the Building, Tenant shall advise Landlord of the name and logo it desires to have on its sign, and Landlord shall install a sign showing such name and logo, which shall be the standard sign used by Landlord for tenants on the Real Estate. Tenant shall reimburse Landlord for Landlord's costs of producing and installing said sign within ten (10) days after being billed therefor by Landlord.

      20.16 Parking Areas. It is understood by and between the parties hereto that parking on the Real Estate is allocated to the tenants thereof on an unreserved basis, and Tenant, its employees and invitees may use not more than the Number of Parking Spaces thereon. Landlord shall have no obligation to Tenant to enforce parking limitations imposed on other tenants on the Real Estate. If Tenant uses parking in excess of that provided for herein, and if such excess use occurs on a regular or repeated basis, and if Tenant fails, after written notice from Landlord, to reduce its excess use of the parking areas, then such excess use shall constitute a default under this Lease.

      20.17 Landlord's Expenses. Tenant agrees to pay on demand Landlord's expenses, including reasonable attorney's fees, expenses and administrative hearing and court costs incurred either directly or indirectly in enforcing any obligation of Tenant under this Lease, in curing any default by Tenant as provided in Section 20.2, in connection with appearing, defending or otherwise participating in any action or proceeding arising from the filing, imposition, contesting, discharging or satisfaction of any lien or claim for lien, in defending or otherwise participating in any legal proceedings initiated by or on behalf of Tenant wherein Landlord is not adjudicated to be in default under this Lease, or in connection with any investigation or review of any conditions or documents in the event Tenant requests Landlord's approval or consent to any action of Tenant which may be desired by Tenant or required of Tenant hereunder.

      20.18 Execution of Lease by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and by Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein.

      20.19 Declaration of Protective Covenants. Tenant acknowledges that the Leased Premises are subject to the Declaration of Protective Covenants For The Corporate Woods, Vernon Hills, Illinois recorded August 5, 1986, as Document 2468421 in the Lake County Recorder's Office, as amended by instruments recorded as Documents 2646364 and 2692982. (Said Declaration as so amended and as it may be further amended from time to time is herein referred to as the "Declaration of Protective Covenants".) Tenant covenants and agrees to maintain the Leased Premises in accordance with the Declaration of Protective Covenants. All amounts imposed on the Owner of the Leased Premises by said Declaration of Protective Covenants, including without limitation payment of any costs of maintenance allocable to the Leased Premises pursuant to Section V.F and VI.C of said Declaration of Protective Covenants shall be deemed Impositions. Nothing herein shall give Tenant any voting rights in the Association to be created pursuant to
Section V.A of the Declaration of Protective Covenants.

                             XXI. EXCULPATORY CLAUSE

      21.0 Exculpatory Clause. This Lease is executed by American National Bank and Trust Company of Chicago, Illinois, not personally but as Trustee as aforesaid, in the exercise of the power and authority conferred upon and vested in it as such Trustee, and under the express direction of beneficiaries of a certain Trust Agreement dated June 11, 1985, and known as Trust Number 64661 to all provisions of which Trust Agreement this Lease is expressly made subject. It is expressly understood and agreed that nothing in this Lease contained shall be construed as creating any liability whatsoever against said Trustee or said beneficiaries, and in particular without limiting the generality of the foregoing, there shall be no personal liability to pay any indebtedness accruing hereunder or to perform any covenant, either express or implied, herein contained, to keep, preserve or sequester any property of said Trust, and that all personal liability of said Trustee (and said beneficiaries to the extent permitted by law), of every sort, if any, is hereby expressly waived by Tenant, and by every person now or hereafter claiming any right or security hereunder; and that so far as the parties hereto are concerned the owner of any indebtedness or liability accruing hereunder shall look solely to the Trust estate from time to time subject to the provisions of said Trust Agreement for the payment thereof. It is further understood and agreed that the said Trustee has no agent or employees and merely holds naked legal title to the property herein described and has no control over the management thereof or the income therefrom and has no knowledge respecting rentals, leases or other factual matter with respect to said premises, except as represented to it by the beneficiary or beneficiaries of said Trust.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease the day and year first above written.

                                      LANDLORD:
                                      AMERICAN NATIONAL BANK AND TRUST COMPANY
                                      OF CHICAGO, ILLINOIS, as Trustee aforesaid

Attest:


/s/ [ILLEGIBLE]                       BY: /s/ [ILLEGIBLE]
-----------------------------             --------------------------------------


                                      TENANT:

                                      G & R TECHNOLOGIES

Attest:


/s/ [ILLEGIBLE]                       BY: /s/ William M. Rychel
-----------------------------             --------------------------------------

                                   EXHIBIT "A"
                                 LEASED PREMISES


                     [MAP OF 950-990 Corporate Woods Parkway
                             Vernon Hills, Illinois]

                                    ADDENDUM

22.0 Letter of Credit. Tenant shall, not later than the Commencement Date, deliver to Landlord an irrevocable letter of credit in the amount of Sixteen Thousand Five Hundred Ninety and no/100 ($16,590.00) in a form and from a financial institution acceptable to Landlord. The letter of credit shall designate Landlord and Van Vlissingen and Co. as beneficiaries, each with the right to alone draw on the letter of credit (in part or in whole) (i) under circumstances set forth in Section 19.0 hereof which entitle Landlord to apply the Security Deposit, or (ii) in the event Tenant fails to renew the letter of credit four (4) months prior to the date of its expiration. The letter of credit, with renewals, shall remain effective for the entire term set forth in
Section 1.1 hereof. In the event a draw is made under the letter of credit, Tenant shall promptly deliver to Landlord a new letter of credit, cash or a certified check in such amount as is necessary to cause the total amount of cash and funds available to Landlord as a Security Deposit to equal Sixteen Thousand Five Hundred Ninety and no/100 Dollars ($16,590.00). Any amounts drawn under the letter of credit or paid in cash or certified check which are not applied upon default shall be held by Landlord as a Security Deposit pursuant to Section 19.0.

23.0 Tenant's Improvements. Landlord, at its sole cost and expense, shall be responsible for constructing the improvements to the Leased Premises ("Improvements") shown on the Plans and Specifications prepared by Thelander, Nelson & Associates dated Oct. 16, 1991 , which are attached hereto and made a part hereof.

                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE is made as of the 14th day of April, 1995, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, as Trustee under Trust Agreement No. 116194-05 dated October 8, 1992, successor in interest to American National Bank and Trust Company of Chicago as Trustee under Trust Agreement No. 64561 dated June 17, 1985 ("Landlord") and G & R TECHNOLOGIES ("Tenant").

                                  WITNESSETH:

      WHEREAS, by a Lease dated November 13, 1992 ("Lease"), Landlord leased to Tenant certain premises (the "Leased Premises") containing approximately 10,526 square feet of space, commonly known as 980 Corporate Woods Parkway, Vernon Hills, Illinois; and

      WHEREAS, Landlord and Tenant now wish to expand the Leased Premises to include an additional 4,409 square feet of space, to extend the term of the Lease and to amend the Lease in certain other respects, all as set forth below.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Addition of Space. As of June 1, 1995 (the "Effective Date"), the Leased Premises shall be expanded to include approximately 4,409 square feet of space located east and adjacent to the Leased Premises as shown on the attached Exhibit "A" (the "Additional Space").

      2. Possession. Except as specifically set forth in Paragraph 7 hereof, Landlord shall deliver possession of the Additional Space in "as-is" condition as of the Effective Date. Upon taking possession of the Additional Space, Tenant shall deliver to Landlord an estoppel certificate reasonably satisfactory to Landlord. If Landlord is unable to give possession of the Additional Space to Tenant on June 1, 1995, Landlord shall not be subject to any liability for failure to give possession, but the rent to be paid for the Additional Space shall not commence until the date on which possession is delivered to Tenant.

      3. Extension. The term of the Lease is hereby extended to May 31, 2000 on the same terms and conditions as set forth in the Lease except as modified herein and unless sooner terminated pursuant to the terms of the Lease.

      4. Rent. As of the Effective Date, Section 1.4(b) of the Lease is hereby amended to read as follows:

                                             Monthly
     Period              Annual Rent      Installments
     ------              -----------      ------------

6/1/95 - 5/31/96         $154,228.55       $12,856.55
6/1/96 - 5/31/97         $156,668.15       $13,055.68
6/1/97 - 5/31/98         $159,057.75       $13,254.81
6/1/98 - 5/31/99         $161,447.35       $13,453.95
6/1/99 - 5/31/00         $163,836.95       $13,653.08

      5. Proportionate Share. As of the Effective Date, Section 1.2 of the Lease is hereby amended by deleting the figure "Twelve and 10/100 percent (12.10%)" and substituting therefor the figure "Seventeen and 17/100 percent (17.17%)."

      6. Parking. As of the Effective Date, Section 1.4(n) of the Lease is amended to provide for a maximum of forty-two (42) Parking Spaces.

      7. Work. Landlord shall, at Landlord's expense, perform the following work with respect to the Additional Space:

      (a) Create an 8' X 10' opening to connect the warehouse area of the Leased Premises with the warehouse area of the Additional Space;

      (b) Create an 3' X 9' opening to connect the office area of the Leased Premises with the office area of the Additional Space; and

      (c) Construct an open office area as shown on Exhibit "A" attached hereto, with one (1) 12' X 18' conference room, using Landlord's building standard materials.

      8. Real Estate Brokers. Tenant represents that Tenant has dealt directly with and only with Van Vlissingen and Co. as brokers in connection with this Second Amendment and that no other broker acting by, through, or under Tenant negotiated this Second Amendment or is entitled to any commission in connection therewith. Tenant indemnifies and holds Landlord harmless from all claims of any broker or brokers, other than that broker named above, in connection with its Second Amendment, to the extent that such broker is claiming by, through, or under Tenant.

      9. Lease in Full Force and Effect. Except for the provisions of this Amendment, all the terms, covenants, and conditions of the Lease and all the rights and obligations of Landlord and Tenant thereunder, shall remain in full force and effect, and are not otherwise altered, amended, revised or changed.

      10. Estoppel. Tenant hereby acknowledges that as of the date hereof, Tenant has no claims arising under the Lease against Landlord or its agents, or any one or more of the foregoing, and that Tenant knows of no default or failure on the part of Landlord to keep or perform any covenant, condition or undertaking to be kept or performed by Landlord under the Lease. Tenant hereby releases Landlord from any liability arising under the Lease prior to the date hereof.

      11. Trust Exculpation. This Amendment is executed by the undersigned trustee, not personally, but solely as trustee, and it is expressly understood and agreed by the parties hereto that each and all of the covenants, undertakings, representations, and agreements herein made, are made and intended, not as personal covenants, undertakings, representations, and agreements of the trustee individually, but this Amendment is executed and delivered by the trustee solely in the exercise of the powers conferred upon it as such trustee, and no personal liability or responsibility is assumed by, nor shall at any time be asserted or enforced against said bank or the beneficiaries of said trustee on account hereof, all such personal liability being hereby expressly waived and released by the parties hereto, and by all persons claiming by, through, or under said parties. It is expressly understood and agreed that any claims by the Tenant against the Landlord in case of default by Landlord in the performance of its obligations under the Lease or this Agreement shall be payable out of and only out of the trust estate.

      IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

                                        AMERICAN NATIONAL BANK AND
                                        TRUST COMPANY OF CHICAGO, not
                                        personally, but as Trustee
                                        aforesaid

Attest: /s/ [ILLEGIBLE]                 By: /s/ [ILLEGIBLE]
        -----------------------             -------------------
Vice President                                  President
                                                Van Vlissinger and Co.
                                                Owner's Authorized Agent

                                    G & R TECHNOLOGIES

                                    By: /s/ William M. Rychel
                                        -----------------------



                                       3